Rule 497(e)
Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator IBD® ETF Leaders ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information
Dated March 1, 2019

Dated April 12, 2019

1.	The penultimate sentence of the fourth paragraph of the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

All Underlying Funds with a qualifying rating are selected for inclusion in the Index and are grouped by Morningstar Global Category sector. The Index allocates weight equally among the sectors represented by Index constituents. The weight allocated to each sector is then subdivided equally among the Underlying Funds comprising each sector.

2.	The following disclosure is added after “Active Markets Risk” in the section entitled “Principal Risks”:

Asset Concentration Risk. The Index, and therefore the Fund, may be composed of a very small number of ETFs. Therefore, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those ETFs to which it has significant exposure. A concentration makes the Fund more susceptible to any single occurrence affecting the Underlying Funds and may subject the Fund to greater market risk than more diversified funds.

3.	The fourth sentence of the second paragraph of the section entitled “Index Information – Index Composition – Selection Universe” is deleted in its entirety and replaced with the following:

All Underlying Funds with a qualifying rating are selected for inclusion in the Index and are grouped by Morning star Global Category sector. The Index allocates weight equally among the sectors represented by Index constituents. The weight allocated to each sector is then subdivided equally among the Underlying Funds comprising each sector.

4.	The following disclosure is added after “Active Markets Risk” in the section entitled “Additional Risks of Investing in the Fund”:

Asset Concentration Risk. The Index, and therefore the Fund, may be composed of a very small number of ETFs. Therefore, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those ETFs to which it has significant exposure. A concentration makes the Fund more susceptible to any single occurrence affecting the Underlying Funds and may subject the Fund to greater market risk than more diversified funds.

Please Keep This Supplement With Your Prospectus
For Future Reference

[ON CHAPMAN AND CUTLER LLP LETTERHEAD]

April 12, 2019

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Re:	Innovator ETFs Trust (File Nos. 333-146827 and 811-22135)

Ladies and Gentlemen:

On behalf of Innovator ETFs Trust (the “Trust”), pursuant to the requirements of Rule 497 of the General Rules and Regulations of the Securities Act of 1933, as amended, we are submitting one copy of a supplement, in the form of a sticker, to the prospectus of Innovator IBD® ETF Leaders ETF, each a series of the Trust.

If you have questions or comments, please telephone the undersigned at (312) 845- 3484.

Very truly yours, Chapman and Cutler llp

By:	/s/ Morrison C. Warren
Morrison C. Warren

Enclosures